AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 12, 1996


                                                       REGISTRATION NO. 333-4723
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              -------------------
                                AMENDMENT NO. 3
                                       TO
                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                              -------------------
                         CLARK-SCHWEBEL HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                           2221                          13-3883016
(State or other jurisdiction of   (Primary Standard Industrial           (I.R.S. Employer
incorporation or organization)     Classification Code Number)        Identification Number)

                              CLARK-SCHWEBEL, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                           2221                          57-1013751
(State or other jurisdiction of   (Primary Standard Industrial           (I.R.S. Employer
incorporation or organization)     Classification Code Number)        Identification Number)

                            2200 SOUTH MURRAY AVENUE
                         ANDERSON, SOUTH CAROLINA 29622
                           TELEPHONE: (864) 224-3506
         (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                              -------------------
                               DONALD R. BURNETTE
                            2200 SOUTH MURRAY AVENUE
                         ANDERSON, SOUTH CAROLINA 29622
                           TELEPHONE: (864) 224-3506
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                                    COPY TO:
                                 LANCE C. BALK
                                KIRKLAND & ELLIS
                              153 EAST 53RD STREET
                         NEW YORK, NEW YORK 10022-4675
                           TELEPHONE: (212) 446-4800
                              -------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

    If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. / /

                        CALCULATION OF REGISTRATION FEE


 TITLE OF EACH CLASS OF                    PROPOSED MAXIMUM  PROPOSED MAXIMUM
     SECURITIES TO BE       AMOUNT TO       OFFERING PRICE      AGGREGATE         AMOUNT OF
        REGISTERED        BE REGISTERED      PER UNIT(1)    OFFERING PRICE(1)  REGISTRATION FEE
10 1/2% Senior Notes due
2006, Series B..........    $110,000,000        $1,000         $110,000,000       $37,931.03
Clark-Schwebel Holdings,
  Inc.'s Guarantee of 10
  1/2% Senior Notes due
  2006, Series B........    $110,000,000          *                 *                None

 * Not applicable.

(1) Estimated solely for the purpose of calculating the registration fee.
                              -------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR
DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF
THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                             CROSS REFERENCE SHEET
                   PURSUANT TO ITEM 501(B) OF REGULATION S-K
                 SHOWING LOCATION IN PROSPECTUS OF INFORMATION
                    REQUIRED BY ITEMS OF PART I OF FORM S-4

                REGISTRATION STATEMENT
               ITEM NUMBER AND CAPTION                CAPTION OR LOCATION IN PROSPECTUS
      ------------------------------------------  ------------------------------------------
  1.  Forepart of Registration Statement and
      Outside Front Cover Page of Prospectus....  Outside Front Cover Page
  2.  Inside Front and Outside Back Cover Pages
      of Prospectus.............................  Inside Front Cover Page; Outside Back
                                                  Cover Page
  3.  Risk Factors, Ratio of Earnings to Fixed
      Charges and Other Information.............  Prospectus Summary; The Company; Risk
                                                  Factors; Pro Forma Financial Data;
                                                  Selected Historical Financial Data
  4.  Terms of the Transaction..................  Outside Front Cover Page; Prospectus
                                                  Summary; The Exchange Offer; Description
                                                  of Exchange Notes; Certain Federal Income
                                                  Tax Consequences
  5.  Pro Forma Financial Information...........  Pro Forma Financial Data
  6.  Material Contracts with the Company Being
      Acquired..................................  Inapplicable
  7.  Additional Information Required...........  Inapplicable
  8.  Interests of Named Experts and Counsel....  Legal Matters; Independent Auditors
  9.  Disclosure of Commission Position on
      Indemnification for Securities Act
      Liabilities...............................  Inapplicable
 10.  Information with Respect to S-3
      Registrants...............................  Inapplicable
 11.  Incorporation of Certain Information by
      Reference.................................  Inapplicable
 12.  Information with Respect to S-3 or S-2
      Registrants...............................  Inapplicable
 13.  Incorporation of Certain Information by
      Reference.................................  Inapplicable
 14.  Information with Respect to Registrants
      other than S-3 or S-2 Registrants.........  Outside Front Cover Page; Prospectus
                                                  Summary; Risk Factors; Use of Proceeds;
                                                  The Transactions; Capitalization; Pro
                                                  Forma Financial Data; Selected Historical
                                                  Financial Data; Management's Discussion
                                                  and Analysis of Financial Condition and
                                                  Results of Operations; Industry; Business;
                                                  Management; Security Ownership; Certain
                                                  Relationships and Related Transactions;
                                                  Description of Credit Agreement
 15.  Information with Respect to S-3
      Companies.................................  Inapplicable
 16.  Information with Respect to S-3 or S-2
      Companies.................................  Inapplicable
 17.  Information with Respect to Companies
      Other Than S-3 or S-2 Companies...........  Inapplicable
 18.  Information if Proxies, Consents or
      Authorizations are to be Solicited........  Inapplicable
 19.  Information if Proxies, Consents or
      Authorizations are not to be Solicited or
      in an Exchange Offer......................  Management; Security Ownership; Certain
                                                  Relationships and Related Transactions

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Anderson, State of South Carolina, on August 12, 1996.


                                          CLARK-SCHWEBEL HOLDINGS, INC.
                                          By:   /s/ WILLIAM D. BENNISON
                                              ..................................

                                              Name: William D. Bennison
                                               Title: President

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities and on the dates indicated:


             SIGNATURE                              CAPACITY                       DATE
- ------------------------------------  ------------------------------------   ----------------

      /s/ WILLIAM D. BENNISON         President and Director                 August 12, 1996
 ....................................
        William D. Bennison

       /s/ DONALD R. BURNETTE         Vice President and Chief Financial     August 12, 1996
 ....................................    Officer
         Donald R. Burnette

                 *                    Chairman of the Board                  August 12, 1996
 ....................................
          Jack P. Schwebel

                 *                    Executive Vice President and           August 12, 1996
 ....................................    Director
          Richard C. Wolfe

                 *                    Director                               August 12, 1996
 ....................................
          Norman W. Alpert

                 *                    Director                               August 12, 1996
 ....................................
           John D. Howard

                 *                    Director                               August 12, 1996
 ....................................
           Sander M. Levy

                 *                    Director                               August 12, 1996
 ....................................
          Arthur J. Nagle

                 *                    Director                               August 12, 1996
 ....................................
        Daniel S. O'Connell


*Executed by Donald R. Burnette as attorney-in-fact.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Anderson, State of South Carolina, on August 12, 1996.


                                          CLARK-SCHWEBEL, INC.

                                          By:  /s/ WILLIAM D. BENNISON
                                              ..................................
                                              Name: William D. Bennison
                                               Title: President

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities and on the dates indicated:


             SIGNATURE                              CAPACITY                       DATE
- ------------------------------------  ------------------------------------   ----------------

      /s/ WILLIAM D. BENNISON         President and Director                 August 12, 1996
 ....................................
        William D. Bennison

       /s/ DONALD R. BURNETTE         Vice President and Chief Financial     August 12, 1996
 ....................................    Officer
         Donald R. Burnette

                 *                    Chairman of the Board                  August 12, 1996
 ....................................
          Jack P. Schwebel

                 *                    Executive Vice President and           August 12, 1996
 ....................................    Director
          Richard C. Wolfe

                 *                    Director                               August 12, 1996
 ....................................
          Norman W. Alpert

                 *                    Director                               August 12, 1996
 ....................................
           John D. Howard

                 *                    Director                               August 12, 1996
 ....................................
           Sander M. Levy

                 *                    Director                               August 12, 1996
 ....................................
          Arthur J. Nagle

                 *                    Director                               August 12, 1996
 ....................................
        Daniel S. O'Connell


*Executed by Donald R. Burnette as attorney-in-fact.

                                 EXHIBIT INDEX

EXHIBIT
- -------

    2.1   Agreement and Plan of Merger, dated as of February 24, 1996, among Springs
            Industries, Inc., Fort Mill A Inc., Vestar/CS Holding Company, L.L.C. and Clark-S
            Acquisition Corporation.*

    2.2   Amendment No. 1 to Agreement and Plan of Merger, among Springs Industries, Inc.,
            Fort Mill A, Inc., Vestar/CS Holding Company, L.L.C. and Clark-S Acquisition
            Corporation.*

    2.3   Form of Management Common Stock Subscription Agreement, dated as of April 17, 1996, between Clark-Schwebel Holdings, Inc. and the Management Investors.*

    3.1   Amended and Restated Certificate of Incorporation of Clark-Schwebel Holdings, Inc.*

    3.2   By-laws of Clark-Schwebel Holdings, Inc.*

    3.3   Certificate of Incorporation of Clark-Schwebel, Inc.*

    3.4   By-laws of Clark-Schwebel, Inc.*

    4.1   Indenture, dated as of April 17, 1996, among Clark-Schwebel Holdings, Inc., Clark-S
            Acquisition Corporation, CS Finance Corporation of Delaware and Fleet National
            Bank, as Trustee.*

    4.2   First Supplemental Indenture, dated as of April 18, 1996, between Clark-Schwebel,
            Inc. and Fleet National Bank.*

    4.3   Forms of Series A and Series B 10 1/2% Senior Notes (included in Exhibit 4.1 as
            Exhibit A thereto).*

    4.4   Purchase Agreement, dated as of April 12, 1996, among Clark-Schwebel Holdings, Inc.,
            Clark-S Acquisition Corporation, CS Finance Corporation of Delaware, Donaldson,
            Lufkin & Jenrette Securities Corporation, Bear, Stearns & Co. Inc., CS First
            Boston Corporation and Lazard Freres & Co. LLC.*

    4.5   Registration Rights Agreement, dated as of April 17, 1996, by and among
            Clark-Schwebel Holdings, Inc., Clark-S Acquisition Corporation, CS Finance
            Corporation of Delaware, Donaldson, Lufkin & Jenrette Securities Corporation,
            Bear, Stearns & Co. Inc., CS First Boston Corporation and Lazard Freres & Co.
            LLC.*

    4.6   Securityholders Agreement, dated April 17, 1996, by and among Clark-Schwebel
            Holdings, Inc., Vestar/CS Holding Company, L.L.C. and certain other parties thereto.*

    4.7   Form of Holdings Guarantee (included in Exhibit 4.1 as Exhibit D thereto).*

    4.8   Form of Subsidiary Guarantee (included in Exhibit 4.1 as Exhibit C thereto).*

    5.1   Opinion and consent of Kirkland & Ellis.

    9.1   Voting Trust Agreement, made as of April 17, 1996, by and among Clark-Schwebel
            Holdings, Inc., Vestar/CS Holding Company, L.L.C. and other parties thereto.*

   10.1   Credit Agreement, dated as of April 17, 1996, among the several banks and other financial institutions from time to time parties thereto and Chemical Bank (the
            "Agent").*

   10.2   Intentionally Omitted.

   10.3   Intentionally Omitted.

   10.4   Form of Security Agreement, dated as of April 17, 1996, made by each Guarantor in favor of the Agent.*

   10.5   Form of Pledge Agreement, dated as of April 17, 1996, made by each Guarantor in favor of the Agent.*

   10.6   Form of Guarantee Agreement, dated as of April 17, 1996, made by each Guarantor in favor of the Agent.*

EXHIBIT
- -------
   10.7   Intentionally Omitted.

   10.8   Management Agreement, dated as of April 17, 1996, between Clark-Schwebel Holdings,
            Inc. and Springs Industries, Inc.*

   10.9   Form of Intellectual Property Security Agreement, among Clark-Schwebel Holdings,
            Inc., Clark-Schwebel, Inc. and the other parties thereto.*

   12.1   Statement Regarding Computation of Ratios of Earnings to Fixed Charges.*

   21.1   Subsidiaries of the Registrants.*

   23.1   Consent of Arthur Andersen LLP.

   23.2   Consent of Deloitte & Touche LLP.

   23.3   Consent of Kirkland & Ellis (included in Exhibit 5.1)+

   24.1   Powers of Attorney.*

   25.1   Statement of Eligibility of Trustee on Form T-1.*

   99.1   Form of Letter of Transmittal.*

   99.2   Form of Notice of Guaranteed Delivery.*

   99.3   Form of Tender Instructions.*


- ------------

* Previously filed